Segment (Details)	12 Months Ended
Dec. 31, 2025 Segment
Segment [Abstract]
CODM Description	The Group’s CODM uses net loss to measure segment loss and assesses performance against expectations to make resource allocation decisions. Additionally, the CODM reviews and uses functional expenses included in net loss to manage the Group’s operations and assess operating profitability
Number of reportable segments	1
Number of operating segments	1